UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2022

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-34099	26-2753540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400

Moon Township, PA 15108

(Address of Principal Executive Offices) (Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective November 1, 2022, Ganeshan Venkateshwaran resigned as the Chief Executive Officer of Mastech InfoTrellis, Inc., the wholly-owned subsidiary of Mastech Digital, Inc. (the “Company”) that operates the Company’s Data and Analytics Services Business segment. In connection with this resignation, Mr. Venkateshwaran and the Company, through its wholly-owned subsidiaries Mastech InfoTrellis, Inc. and Mastech Digital Data, Inc., entered into an Amendment, made as of November 1, 2022 (the “Amendment”), to Mr. Venkateshwaran’s Executive Employment Agreement dated as of March 28, 2022 (the “Employment Agreement”).

The Employment Agreement, as amended by the Amendment (the “Amended Employment Agreement”), provides that in connection with Mr. Venkateshwaran’s resignation, Mr. Venkateshwaran will be entitled to receive a severance payment equal to $700,000 (the “Amended Severance Payment”), with $550,000 of the Amended Severance Payment paid out over a twelve (12) month period and the remaining $150,000 paid out in a lump sum, in each case in accordance with the Company’s normal payroll practices. The Company’s obligation to pay the Amended Severance Payment is subject to Mr. Venkateshwaran’s execution of a Release (as such term is defined in the Employment Agreement).

Additionally, under the terms of the Amended Employment Agreement, Mr. Venkateshwaran’s unvested stock options ceased vesting on November 1, 2022, and Mr. Venkateshwaran’s existing vested options will have a 90-day post-termination exercise period, as set forth in the applicable Non-Qualified Stock Option Agreements.

The foregoing description of the Amended Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the Employment Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 28, 2022 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 1, 2022, the Company issued a press release announcing the resignation of Mr. Venkateshwaran as the Chief Executive Officer of Mastech InfoTrellis, Inc. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to Executive Employment Agreement, dated as of November 1, 2022, between Mastech InfoTrellis, Inc., Mastech Digital Data, Inc., and Ganeshan Venkateshwaran.

99.1	Press Release issued by Mastech Digital, Inc. on November 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin, Jr.
Name:	John J. Cronin, Jr.
Title:	Chief Financial Officer

November 4, 2022